UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                               FORM 8-K/A

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             AMENDMENT NO. 2

The undersigned registrant hereby amends the exhibits of its Current Report on Form 8-K (Date of Report: May 28,1997), as amended by Form 8-K/A (Date of Report: July 23, 1997), as set forth on page 1 attached hereto.



                             BAB Holdings, Inc.
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               (Name of small business issuer in its charter)


          Illinois              0-27068               36-3857339
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(State or other jurisdiction   (Commission          (IRS Employer
    of incorporation)         File Number)        Identification No.)


8501 West Higgins Road, Suite 320, Chicago, Illinois      60631
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(Address of principal executive offices)               (Zip Code)


Issuer's telephone number  (773) 380-6100
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           (Former name, former address and former fiscal year,
                       if changed since last report.)



This Form 8-K/A is a second amendment to Form 8-K filed on May 28, 1997 concerning the acquisition of My Favorite Muffin Too, Inc. ("MFM"), a New Jersey corporation, by BAB Holdings, Inc. (the "Company") on May 13, 1997 and consists solely of the substitution of the historical combined financial statements of MFM for the year ended December 31, 1996, filed herewith as
Exhibit 99.2, for said exhibit as previously filed with this Form 8-K as amended by Amendment No. 1 dated July 23, 1997. There is also filed herewith, as Exhibit 99.1, for completeness, the Report of BDO Seidman, L.L.P. on said financial statements. This exhibit does not reflect any amendment or changed to said Report as previously filed.


Item 7.  Financial Statements and Exhibits

     The following exhibits are filed herewith.

Exhibit
   No.              Description of Exhibit
-------   ---------------------------------------------------
  2.5* Acquisition Agreement dated May 1, 1997 by and among BAB Holdings, Inc., BAB Acquisition Corp., My Favorite Muffin Too, Inc., Muffin Holdings of Pennsylvania, a limited partnership, Ruth Stern, Owen Stern and Ilona Stern (without schedules)

  4.6* Registration Rights Agreement dated as of May 1, 1997, between BAB Holdings, Inc. and Owen Stern, Ruth Stern,
          Ilona Stern and Pierce W. Hance

 99.1 Report of BDO Seidman, L.L.P., independent auditors, on the Combined Financial Statements of My Favorite Muffin
          Too, Inc. and My Favorite Muffin, Inc., as of December 31, 1996 and for the year then ended

 99.2     Historical Combined Financial Statements of My Favorite
          Muffin Too, Inc., and My Favorite Muffin, Inc., for the year ended December 31, 1996

 99.3** Historical Combined Condensed Financial Statements of My Favorite Muffin Too, Inc. and My Favorite Muffin, Inc., for the interim period January 1, 1997 through May 13, 1997 (unaudited)


* Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 28, 1997.
** Incorporated by reference to exhibit bearing same exhibit number filed as part of report on Form 8-K/A concerning this transaction on July 23, 1997.



                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BAB HOLDINGS, INC.


Dated:  December 15, 1997           By:/s/   MICHAEL W. EVANS
                                       --------------------------
                                       Michael W. Evans, President
                                       and Chief Executive Officer

  Index
  Number        Description                                    Page #
---------  -------------------------------------------------   ------

 2.5* Acquisition Agreement dated May 1, 1997 by and among BAB Holdings, Inc., BAB Acquisition Corp.,
           My Favorite Muffin Too, Inc., Muffin Holdings of
           Pennsylvania, a limited partnership, Ruth Stern, Owen Stern and Ilona Stern (without schedules)

 4.6*      Registration Rights Agreement dated as of May 1,
           1997, between BAB Holdings, Inc. and Owen Stern,
           Ruth Stern, Ilona Stern and Pierce W. Hance

99.1 Report of BDO Seidman, L.L.P., independent auditors, on the Combined Financial Statements of My Favorite Muffin Too, Inc. and My Favorite
           Muffin, Inc., as of December 31, 1996 and for the year then ended

99.2       Historical Combined Financial Statements of My
           Favorite Muffin Too, Inc., and My Favorite Muffin,
           Inc., for the year ended December 31, 1996

99.3**     Historical Combined Condensed Financial Statements of
           My Favorite Muffin Too, Inc. and My Favorite Muffin,
           Inc., for the interim period January 1, 1997 through May 13, 1997 (unaudited)

* Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 28, 1997.
** Incorporated by reference to exhibit bearing same exhibit number filed as part of report on Form 8-K/A concerning this transaction on July 23, 1997.